EXHIBIT 10


                January 16, 1998 AMENDMENT to
              THE ANNTAYLOR STORES CORPORATION
              1992 STOCK OPTION AND RESTRICTED
                  STOCK AND UNIT AWARD PLAN


     The  AnnTaylor Stores Corporation 1992 Stock Option and

Restricted  Stock and Unit Award Plan, amended and  restated

as  of  February  23, 1994 and subsequently  amended  as  of

February  20, 1997 (the "Plan"), is hereby further  amended,

effective as of January 16, 1998, as follows:



     1.    Section  3  of  the  Plan is  hereby  amended  by

restating  the  first  paragraph  thereof  to  read  in  its entirety as follows:



          The   Plan  shall  be  administered  by   the

     Compensation  Committee (the "Committee")  of  the

     Board   of  Directors  of  the  Corporation   (the

     "Board").  The Committee shall consist of  two  or

     more  members of the Board, each of whom shall  be

     both  an "outside director" within the meaning  of

     Section  162(m)  of  the Code and  a  "nonemployee

     director"  within the meaning of  Rule  16b-3,  as

     from   time   to  time  amended  ("Rule   16b-3"),

     promulgated  under  Section 16 of  the  Securities

     Exchange  Act  of 1934, as amended (the  "Exchange

     Act").




     2.   Section 3 of the Plan is hereby further amended by

adding  the following new sentence at the end of  the  third paragraph of that Section:




     The  Committee  shall have the  authority  in  its

     discretion  to delegate to specified  officers  of

     the   Corporation  the  power  to   make   Grants,

     including  to determine the terms of such  Grants,

     and  the  power  to  extend the exercisability  of

     Options  pursuant to Section 6(f) or 6(g)  hereof,

     in  each  case consistent with the terms  of  this

     Plan and subject to such restrictions, if any,  as

     the   Committee  may  specify  when  making   such

     delegation; provided that the delegates shall  not
                 --------
     have  authority to make Grants to, or  extend  the

     exercisability of Options held by, such  delegates

     or any Executive Officer (as defined below in this

     Section 3).



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     3.    The  fifth paragraph of Section 3 of the Plan  is

hereby amended by changing the words "disinterested persons"

in  the  twelfth  line  thereof to  the  words  "nonemployee directors".



     4.    Section  4  of  the  Plan is  hereby  amended  by

restating the first sentence of the first paragraph  thereof to read in its entirety as follows:



          Options,   Restricted   Stock   Awards    and

     Restricted Unit Awards may be granted to employees

     (including, without limitation, officers  who  are

     employees)  of the Corporation or its  present  or

     future divisions and Subsidiary Corporations,  and

     to  directors  (whether or not employees)  of  the

     Corporation or its present or future divisions and

     Subsidiary Corporations.




     5.    Section  5  of  the  Plan is  hereby  amended  by

restating the second and third sentences thereof to read  in their entirety as follows:



     Subject  to  the next sentence of this  paragraph,

     the aggregate number of shares of Common Stock  as

     to which Options alone may be granted from time to

     time  under  this Plan shall not exceed 2,850,000;

     the  number of shares of Common Stock as to  which

     Restricted Stock Awards alone may be granted  from

     time  to  time  under this Plan shall  not  exceed

     67,000;  and the number of Restricted  Units  that

     may  be awarded from time to time under this  Plan

     shall  not  exceed  33,000.  In  addition  to  the

     shares  of Common Stock and Restricted Units  made

     available for Grants under the preceding sentence,

     there may be granted from time to time under  this

     Plan  additional  Options, Restricted  Shares  and

     Restricted Units for an aggregate of an additional

     250,000  shares of Common Stock (for  purposes  of

     this  calculation, counting each  such  additional

     Restricted Unit as one share of Common Stock).




     6.    Section  6  of  the  Plan is  hereby  amended  by

restating the second sentence of Section 6(f) to read in its entirety  as follows, effective with respect to Grants  made on  or after the date on which this Amendment is adopted  by the Board:



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     In  the  event that the employment of an  Optionee

     shall  terminate  other than by reason  of  death,

     Disability  or Retirement, all Options theretofore

     granted to such Optionee shall, to the extent  not

     theretofore   exercised  or  canceled,   terminate

     immediately  upon such separation  of  employment;

     provided, however, that the Committee may  in  its
     --------  -------
     discretion  extend  the  period  for  exercise  of

     Options  that  were exercisable  at  the  time  of

     separation of employment to a date later than such

     separation  date, but in any event not beyond  the

     date  on  which the Option would otherwise  expire

     pursuant to Section 6(e) hereof.




     7.    Section  6  of  the  Plan is  hereby  amended  by

restating Section 6(g) to read in its entirety as follows:




          (g)   DEATH,  DISABILITY  OR  RETIREMENT   OF

     OPTIONEE.  If an Optionee shall die while employed

     by the Corporation or a Subsidiary Corporation, or

     if  the  Optionee's employment shall terminate  by

     reason  of  Disability or Retirement, all  Options

     theretofore  granted  to  such  Optionee,  to  the

     extent  exercisable  on  the  date  of  death   or

     separation, may be exercised by the Optionee or by

     the  Optionee's estate or by a person who acquired

     the  right  to exercise such Option by bequest  or

     inheritance or otherwise by reason of the death or

     Disability  of  the Optionee, at any  time  within

     three  (3)  years  after  the  date  of  death  or

     termination by reason of Disability or Retirement,

     or  at such later time as the Committee may in its

     discretion determine, but in any event not  beyond

     the  date  on  which  the Option  would  otherwise

     expire pursuant to Section 6(e) hereof.




     The  Plan,  as  amended hereby, is hereby ratified  and

affirmed in all respects.



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